UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 19, 2013

STANDARD METALS PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Walnut Street, Gadsden, Alabama 35901
(Address of principal executive offices)

(888) 960-7347

Registrant's telephone number, including area code

Standard Gold Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2013, Mr. Alfred Rapetti resigned from the Board of Directors of Standard Metals Processing, Inc.  (the "Company"), effective immediately. Mr. Rapetti has resigned for personal reasons and not in connection with any known disagreement with the Company on any matter.

Item 9.01	Exhibits

17.01	Letter of Resignation from Alfred Rapetti

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2013	STANDARD METALS PROCESSING, INC.

	By:	/s/ Sharon L. Ullman
Sharon L. Ullman
Chief Executive Officer